Exhibit 23


                                 [Letterhead of
                           Crouch, Bierwolf & Chisholm
                              Salt Lake City, Utah]

We hereby consent to the use of our audit report of Golden Opportunity Development Corporation dated March 21, 2000 for the year ended December 31, 1999 in the Form 10- KSB/A.

/S/ Crouch Bierwolf & Chisholm
---------------------------------
Crouch Bierwolf & Chisholm

July 26, 2000
Salt Lake City, Utah

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